                                                                EXHIBIT 24.01

                                POWER OF ATTORNEY

                                   (FORM S-3)

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of TRAVELERS GROUP INC., a Delaware corporation (the "Company"), does hereby constitute and appoint Sanford I. Weill, James Dimon and Charles O. Prince, III, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities of the Company to be issued or reserved for issuance in connection with the transactions described in the Registration Statement on Form S-3 to which this power of attorney is filed as an exhibit (the "Securities"), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, the Registration Statement on Form S-3 to which this power of attorney is filed as an exhibit, and any and all amendments thereto, including pre-effective and/or post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

               IN WITNESS WHEREOF, the undersigned has signed these presents this 25th day of September, 1997.


                                                       /s/ C. Michael Armstrong
                                                       ------------------------
                                                                 (Signature)

                                POWER OF ATTORNEY

                                   (FORM S-3)

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of TRAVELERS GROUP INC., a Delaware corporation (the "Company"), does hereby constitute and appoint Sanford I. Weill, James Dimon and Charles O. Prince, III, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities of the Company to be issued or reserved for issuance in connection with the transactions described in the Registration Statement on Form S-3 to which this power of attorney is filed as an exhibit (the "Securities"), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, the Registration Statement on Form S-3 to which this power of attorney is filed as an exhibit, and any and all amendments thereto, including pre-effective and/or post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

               IN WITNESS WHEREOF, the undersigned has signed these presents this 24th day of September, 1997.

                                                       /s/ Judith Arron
                                                       -----------------------
                                                            (Signature)

                                POWER OF ATTORNEY

                                   (FORM S-3)

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of TRAVELERS GROUP INC., a Delaware corporation (the "Company"), does hereby constitute and appoint Sanford I. Weill, James Dimon and Charles O. Prince, III, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities of the Company to be issued or reserved for issuance in connection with the transactions described in the Registration Statement on Form S-3 to which this power of attorney is filed as an exhibit (the "Securities"), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, the Registration Statement on Form S-3 to which this power of attorney is filed as an exhibit, and any and all amendments thereto, including pre-effective and/or post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

               IN WITNESS WHEREOF, the undersigned has signed these presents this 24th day of September, 1997.

                                                          /s/ Kenneth J. Bialkin
                                                          ----------------------
                                                               (Signature)

                                POWER OF ATTORNEY

                                   (FORM S-3)

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of TRAVELERS GROUP INC., a Delaware corporation (the "Company"), does hereby constitute and appoint Sanford I. Weill, James Dimon and Charles O. Prince, III, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities of the Company to be issued or reserved for issuance in connection with the transactions described in the Registration Statement on Form S-3 to which this power of attorney is filed as an exhibit (the "Securities"), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, the Registration Statement on Form S-3 to which this power of attorney is filed as an exhibit, and any and all amendments thereto, including pre-effective and/or post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

               IN WITNESS WHEREOF, the undersigned has signed these presents this 24th day of September, 1997.

                                                          /s/ Edward H. Budd
                                                          --------------------
                                                               (Signature)

                                POWER OF ATTORNEY

                                   (FORM S-3)

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of TRAVELERS GROUP INC., a Delaware corporation (the "Company"), does hereby constitute and appoint Sanford I. Weill, James Dimon and Charles O. Prince, III, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities of the Company to be issued or reserved for issuance in connection with the transactions described in the Registration Statement on Form S-3 to which this power of attorney is filed as an exhibit (the "Securities"), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, the Registration Statement on Form S-3 to which this power of attorney is filed as an exhibit, and any and all amendments thereto, including pre-effective and/or post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

               IN WITNESS WHEREOF, the undersigned has signed these presents this 24th day of September, 1997.

                                                     /s/ Joseph A. Califano, Jr.
                                                         -----------------------
                                                              (Signature)

                                POWER OF ATTORNEY

                                   (FORM S-3)

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of TRAVELERS GROUP INC., a Delaware corporation (the "Company"), does hereby constitute and appoint Sanford I. Weill, James Dimon and Charles O. Prince, III, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities of the Company to be issued or reserved for issuance in connection with the transactions described in the Registration Statement on Form S-3 to which this power of attorney is filed as an exhibit (the "Securities"), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, the Registration Statement on Form S-3 to which this power of attorney is filed as an exhibit, and any and all amendments thereto, including pre-effective and/or post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

               IN WITNESS WHEREOF, the undersigned has signed these presents this 24th day of September, 1997.

                                                        /s/ Douglas D. Danforth
                                                            -------------------
                                                                (Signature)

                                POWER OF ATTORNEY

                                   (FORM S-3)

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of TRAVELERS GROUP INC., a Delaware corporation (the "Company"), does hereby constitute and appoint Sanford I. Weill, James Dimon and Charles O. Prince, III, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities of the Company to be issued or reserved for issuance in connection with the transactions described in the Registration Statement on Form S-3 to which this power of attorney is filed as an exhibit (the "Securities"), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, the Registration Statement on Form S-3 to which this power of attorney is filed as an exhibit, and any and all amendments thereto, including pre-effective and/or post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

               IN WITNESS WHEREOF, the undersigned has signed these presents this 24th day of September, 1997.

                                                         /s/ Leslie B. Disharoon
                                                             -------------------
                                                                  (Signature)

                                POWER OF ATTORNEY

                                   (FORM S-3)

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of TRAVELERS GROUP INC., a Delaware corporation (the "Company"), does hereby constitute and appoint Sanford I. Weill, James Dimon and Charles O. Prince, III, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities of the Company to be issued or reserved for issuance in connection with the transactions described in the Registration Statement on Form S-3 to which this power of attorney is filed as an exhibit (the "Securities"), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, the Registration Statement on Form S-3 to which this power of attorney is filed as an exhibit, and any and all amendments thereto, including pre-effective and/or post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

               IN WITNESS WHEREOF, the undersigned has signed these presents this 24th day of September, 1997.

                                                           /s/ Gerald R. Ford
                                                           --------------------
                                                                (Signature)

                                POWER OF ATTORNEY

                                   (FORM S-3)

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of TRAVELERS GROUP INC., a Delaware corporation (the "Company"), does hereby constitute and appoint Sanford I. Weill, James Dimon and Charles O. Prince, III, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities of the Company to be issued or reserved for issuance in connection with the transactions described in the Registration Statement on Form S-3 to which this power of attorney is filed as an exhibit (the "Securities"), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, the Registration Statement on Form S-3 to which this power of attorney is filed as an exhibit, and any and all amendments thereto, including pre-effective and/or post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

               IN WITNESS WHEREOF, the undersigned has signed these presents this 24th day of September, 1997.

                                                          /s/ Thomas Jones
                                                          --------------------
                                                               (Signature)

                                POWER OF ATTORNEY

                                   (FORM S-3)

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of TRAVELERS GROUP INC., a Delaware corporation (the "Company"), does hereby constitute and appoint Sanford I. Weill, James Dimon and Charles O. Prince, III, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities of the Company to be issued or reserved for issuance in connection with the transactions described in the Registration Statement on Form S-3 to which this power of attorney is filed as an exhibit (the "Securities"), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, the Registration Statement on Form S-3 to which this power of attorney is filed as an exhibit, and any and all amendments thereto, including pre-effective and/or post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

               IN WITNESS WHEREOF, the undersigned has signed these presents this 24th day of September, 1997.

                                                          /s/ Ann D. Jordan
                                                          --------------------
                                                               (Signature)

                                POWER OF ATTORNEY

                                   (FORM S-3)

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of TRAVELERS GROUP INC., a Delaware corporation (the "Company"), does hereby constitute and appoint Sanford I. Weill, James Dimon and Charles O. Prince, III, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities of the Company to be issued or reserved for issuance in connection with the transactions described in the Registration Statement on Form S-3 to which this power of attorney is filed as an exhibit (the "Securities"), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, the Registration Statement on Form S-3 to which this power of attorney is filed as an exhibit, and any and all amendments thereto, including pre-effective and/or post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

               IN WITNESS WHEREOF, the undersigned has signed these presents this 24th day of September, 1997.

                                                          /s/ Robert I. Lipp
                                                          --------------------
                                                               (Signature)

                                POWER OF ATTORNEY

                                   (FORM S-3)

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of TRAVELERS GROUP INC., a Delaware corporation (the "Company"), does hereby constitute and appoint Sanford I. Weill, James Dimon and Charles O. Prince, III, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities of the Company to be issued or reserved for issuance in connection with the transactions described in the Registration Statement on Form S-3 to which this power of attorney is filed as an exhibit (the "Securities"), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, the Registration Statement on Form S-3 to which this power of attorney is filed as an exhibit, and any and all amendments thereto, including pre-effective and/or post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

               IN WITNESS WHEREOF, the undersigned has signed these presents this 24th day of September, 1997.

                                                         /s/ Michael Masin
                                                         --------------------
                                                             (Signature)

                                POWER OF ATTORNEY

                                   (FORM S-3)

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of TRAVELERS GROUP INC., a Delaware corporation (the "Company"), does hereby constitute and appoint Sanford I. Weill, James Dimon and Charles O. Prince, III, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities of the Company to be issued or reserved for issuance in connection with the transactions described in the Registration Statement on Form S-3 to which this power of attorney is filed as an exhibit (the "Securities"), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, the Registration Statement on Form S-3 to which this power of attorney is filed as an exhibit, and any and all amendments thereto, including pre-effective and/or post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

               IN WITNESS WHEREOF, the undersigned has signed these presents this 24th day of September, 1997.

                                                         /s/ Dudley C. Mecum
                                                         --------------------
                                                               (Signature)

                                POWER OF ATTORNEY

                                   (FORM S-3)

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of TRAVELERS GROUP INC., a Delaware corporation (the "Company"), does hereby constitute and appoint Sanford I. Weill, James Dimon and Charles O. Prince, III, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities of the Company to be issued or reserved for issuance in connection with the transactions described in the Registration Statement on Form S-3 to which this power of attorney is filed as an exhibit (the "Securities"), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, the Registration Statement on Form S-3 to which this power of attorney is filed as an exhibit, and any and all amendments thereto, including pre-effective and/or post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

               IN WITNESS WHEREOF, the undersigned has signed these presents this 24th day of September, 1997.

                                                      /s/ Andrall E. Pearson
                                                      ------------------------
                                                            (Signature)

                                POWER OF ATTORNEY

                                   (FORM S-3)

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of TRAVELERS GROUP INC., a Delaware corporation (the "Company"), does hereby constitute and appoint Sanford I. Weill, James Dimon and Charles O. Prince, III, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities of the Company to be issued or reserved for issuance in connection with the transactions described in the Registration Statement on Form S-3 to which this power of attorney is filed as an exhibit (the "Securities"), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, the Registration Statement on Form S-3 to which this power of attorney is filed as an exhibit, and any and all amendments thereto, including pre-effective and/or post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

               IN WITNESS WHEREOF, the undersigned has signed these presents this 24th day of September, 1997.

                                                     /s/ Frank J. Tasco
                                                     --------------------
                                                           (Signature)

                                POWER OF ATTORNEY

                                   (FORM S-3)

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of TRAVELERS GROUP INC., a Delaware corporation (the "Company"), does hereby constitute and appoint Sanford I. Weill, James Dimon and Charles O. Prince, III, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities of the Company to be issued or reserved for issuance in connection with the transactions described in the Registration Statement on Form S-3 to which this power of attorney is filed as an exhibit (the "Securities"), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, the Registration Statement on Form S-3 to which this power of attorney is filed as an exhibit, and any and all amendments thereto, including pre-effective and/or post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

               IN WITNESS WHEREOF, the undersigned has signed these presents this 24th day of September, 1997.

                                                       /s/ Linda J. Wachner
                                                       ----------------------
                                                             (Signature)

                                POWER OF ATTORNEY

                                   (FORM S-3)

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of TRAVELERS GROUP INC., a Delaware corporation (the "Company"), does hereby constitute and appoint Sanford I. Weill, James Dimon and Charles O. Prince, III, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities of the Company to be issued or reserved for issuance in connection with the transactions described in the Registration Statement on Form S-3 to which this power of attorney is filed as an exhibit (the "Securities"), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, the Registration Statement on Form S-3 to which this power of attorney is filed as an exhibit, and any and all amendments thereto, including pre-effective and/or post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

               IN WITNESS WHEREOF, the undersigned has signed these presents this 24th day of September, 1997.

                                                     /s/ Joseph R. Wright, Jr.
                                                     -------------------------
                                                             (Signature)